UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 8, 2025, the Board of Directors (the “Board”) of Xtant Medical Holdings, Inc. (the “Company”) established November 7, 2025 as the date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The exact time and location of the 2025 Annual Meeting will be specified in the Company’s proxy statement for the 2025 Annual Meeting, which it anticipates will be printed on or about September 12, 2025 and sent or made available to stockholders commencing on or about September 15, 2025.

Since the date of the Company’s 2025 Annual Meeting has changed by more than 30 days from the date of last year’s Annual Meeting of Stockholders, stockholders who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), wish to present proposals for inclusion in the proxy materials relating to the 2025 Annual Meeting must submit their proposals so that they are received by the Company at its principal executive offices no later than the close of business on August 18, 2025, which the Company believes is a reasonable time before it prints and mails its proxy materials. The proposals must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission (the “SEC”) and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

The Company’s Third Amended and Restated Bylaws (the “Bylaws”) provide for an advance notice procedure with regard to nominations of persons for election to the Board and stockholder proposals to be brought before an annual meeting. Pursuant to the terms of the Bylaws, any other stockholder proposals, including director nominations, to be presented at the 2025 Annual Meeting (other than a matter brought pursuant to SEC Rule 14a-8) are required to be given in writing to the Company’s Corporate Secretary and delivered to or mailed and received by the Company no later than the close of business on August 18, 2025, the 10th day following the date of this Current Report on Form 8-K announcing the date of the 2025 Annual Meeting, and must contain information specified in the Bylaws.

In addition, if applicable, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must comply with the “universal proxy rules,” Rule 14a-19 promulgated under the Exchange Act, as required by and in addition to the Bylaws, including providing written notice on a timely basis no later than September 8, 2025, which is 60 days prior the date of the 2025 Annual Meeting, and providing certain information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: August 8, 2025